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                                                                    EXHIBIT 10.8

                       MONITORING AND OVERSIGHT AGREEMENT

         This Monitoring and Oversight Agreement (this "Agreement") is made and entered into effective as of July 26, 1999, among Kevco, Inc., a Texas corporation ("Kevco" and, together with its subsidiaries, the "Clients"), and Wingate Management Limited, L.L.C., a Delaware limited liability company (together with its successors, "WML").

         WHEREAS, the Clients have requested that WML render certain financial oversight and monitoring services to them.

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by WML to the Clients, and to evidence the obligations of the Clients to WML and the mutual covenants herein contained, the Clients hereby jointly and severally agree as follows:

         1. Retention. The Clients hereby acknowledge that they have retained WML, and WML acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, WML will provide financial oversight and monitoring services to the Clients as requested by the board of directors of each of the Clients during the term of this Agreement, such services include (i) during such times as no full-time chief executive officer shall be employed by Kevco, providing a WML affiliate to perform the management and oversight duties associated with such office; (ii) during such times as Kevco has employed a full-time chief executive officer, providing a chairman of the board who will take an active roll in the management and affairs of Kevco; (iii) providing assistance in strategic planning for Kevco, including the analysis of Kevco's and its subsidiaries' performance in various sectors of their respective businesses and providing recommendations for growth strategies and opportunities for new markets and products; (iv) providing guidance in regard to consolidation and rationalization of acquired businesses; (v) providing assistance in identifying, interviewing, and engaging suitable candidates for senior executive positions; (vi) providing assistance in identifying and securing suitable candidates to act as independent directors of Kevco, as required by the rules promulgated in respect of the National Association of Securities Dealers National Market System; (vii) providing assistance in Kevco's annual budgetary process; (viii) providing assistance in the analysis of existing and proposed credit arrangements for Kevco and, as and when appropriate, identifying lenders and in negotiating credit documents; (ix) providing assistance in identifying suitable consultants and advisors for Kevco's varying needs and negotiating engagement arrangements for such consultants and advisors; and (x) providing assistance in evaluating when and whether Kevco should access the public markets for equity or debt capital and in identifying appropriate professionals to assist in executing any strategy involving the public offering of equity or debt.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the fifth anniversary of the delivery of a notice of termination of this Agreement by either party hereto, or (ii) the date on which WML, Wingate Partners II, L.P., Armbuck & Co., H C Crown Corp. and their respective affiliates (the "Initial Investors") cease in the aggregate to own beneficially, directly or indirectly, five percent of the outstanding voting securities of Kevco or its successors.

         3. Compensation.

                  (a) As compensation for WML's services under this Agreement, the Clients shall be jointly and severally obligated to pay to WML an annual fee (the "Monitoring Fee") of (i) $41,667.00 per month for each of the first 24 months after the date hereof provided that the first and last payments shall be prorated on a daily basis for a partial calendar month commencing on the date hereof and (ii) thereafter, through the end of the term of this Agreement, an annual fee (the "Base Fee") of (a) $200,000, plus (b) 2.4% of Kevco's pre-tax income (on a GAAP basis);


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         provided, however, that (i) in the case of fees under clause (b), the pre-tax income of Kevco for such year is at least $5,000,000, and (ii) in the case of fees under clauses (a) and (b), such fees shall be prorated on a daily basis for any partial calendar month or year, as the case may be during the term of this Agreement. The fee pursuant to clause (a) shall be payable quarterly in arrears in equal quarterly installments on each January 1, April 1, July 1, and October 1 (each, a "Payment Date") during the term of this Agreement, beginning with the first applicable Payment Date following the date hereof, and the fee pursuant to clause (b) shall be payable annually in arrears within 30 days after certification of the Company's audited financial statements by its auditors. All payments shall be made by wire transfer of immediately available funds to the account described on EXHIBIT A hereto (or such other account as WML may hereafter designate in writing).

                  (b) All past due payments in respect of the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of Chase Manhattan Bank or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus five percent, from the due date of such payment to and including the date on which payment is made to WML in full, including such interest accrued thereon.

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3, the Clients jointly and severally shall pay or reimburse WML for all "Reimbursable Expenses," which shall consist of all reasonable disbursements and out-of-pocket expenses (including costs of travel, postage, deliveries, communications, etc.) incurred by WML or its affiliates and representatives for the account of any of the Clients, or in connection with the performance by WML of the services contemplated by Section 1. Promptly (but not more than ten days) after request by or notice from WML, the applicable Client shall pay WML, by wire transfer of immediately available funds to the account described on EXHIBIT A hereto (or such other account as WML may hereafter designate in writing), the Reimbursable Expenses for which WML has provided such Client invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus five percent from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon are fully paid to WML.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of WML, its affiliates, and their respective directors, partners, members, managers, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents and employees (collectively, the "Indemnified Persons") from and against any and all claims, liabilities, losses, damages, and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's negligence and fees and disbursements of the respective Indemnified Person's counsel) which (i) are related to or arise out of (A) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by any of the Clients or (B) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (ii) are otherwise related to or arise out of WML's engagement, and will reimburse each Indemnified Person for all costs and expenses, including fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry, or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in


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connection with WML's acting pursuant to the engagement, whether or not any
Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (i) or (ii) of the preceding sentence that have resulted primarily from WML's bad faith, gross negligence, or willful misconduct. Each of the Clients also agrees that neither WML nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by any Client that have resulted primarily from WML's bad faith, gross negligence, or willful misconduct. Each Client further agrees that it will not, without the prior written consent of WML, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit, or proceeding) unless such settlement, compromise, or consent includes an unconditional release of WML and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit, or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES, OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT, OR CONCURRENT ORDINARY NEGLIGENCE OF WML OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that WML and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against WML or any other Indemnified Person.

         It is understood that, in connection with WML's engagement, WML may also be engaged to act for any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagement(s).

         Each Client further understands that if WML is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, WML shall not divulge any confidential information, secret processes, or trade secrets disclosed by any Client to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to WML without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than in respect of the rights and obligations of WML, which may be assigned to any one


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or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Entire Agreement. All discussions, understandings, and agreements theretofore made between any of the parties hereto in respect of the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto. All calculations of the Monitoring Fee, the Base Fee, and Reimbursable Expenses shall be made by WML and, in the absence of mathematical error, shall be final and conclusive.

         11. Construction. Unless the context otherwise requires, (i) all references to Sections and Exhibits contained in this Agreement are references to Sections and Exhibits of or to this Agreement, (ii) words in the singular shall include the plural and vice versa, (iii) words of any gender shall include each other gender, (iv) "include," "including," and their derivatives shall mean "including without limitation"; and (v) "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, or other form of business or legal entity.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                           WINGATE MANAGEMENT LIMITED, L.L.C.


                                           By: /s/ FREDERICK B. HEGI, JR.
                                               ---------------------------------
                                           Name: Frederick B. Hegi, Jr.
                                                 -------------------------------
                                           Title: Manager
                                                  ------------------------------


                                           KEVCO, INC.


                                           By: /s/ JERRY E. KIMMEL
                                               ---------------------------------
                                           Name: Jerry E. Kimmel
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------


                                           KEVCO MANAGEMENT, INC.


                                           By: /s/ JERRY E. KIMMEL
                                               ---------------------------------
                                           Name: Jerry E. Kimmel
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------


                                           KEVCO HOLDINGS, INC.


                                           By: /s/ JERRY E. KIMMEL
                                               ---------------------------------
                                           Name: Jerry E. Kimmel
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------


                                           KEVCO GP, INC.


                                           By: /s/ JERRY E. KIMMEL
                                               ---------------------------------
                                           Name: Jerry E. Kimmel
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------


                                           KEVCO COMPONENTS, INC.


                                           By: /s/ JERRY E. KIMMEL
                                               ---------------------------------
                                           Name: Jerry E. Kimmel
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------


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                                           DCM DELAWARE, INC.


                                           By: /s/ JERRY E. KIMMEL
                                               ---------------------------------
                                           Name: Jerry E. Kimmel
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------


                                           KEVCO MANUFACTURING, L.P.

                                           By:   Kevco GP, Inc.,
                                                 its General Partner


                                                 By: /s/ JERRY E. KIMMEL
                                                     ---------------------------
                                                 Name: Jerry E. Kimmel
                                                       -------------------------
                                                 Title: President
                                                        ------------------------


                                           KEVCO DISTRIBUTION, L.P.

                                           By:   Kevco GP, Inc.,
                                                 its General Partner


                                                 By: /s/ JERRY E. KIMMEL
                                                     ---------------------------
                                                 Name: Jerry E. Kimmel
                                                       -------------------------
                                                 Title: President
                                                        ------------------------


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                                    EXHIBIT A

                           WIRE TRANSFER INSTRUCTIONS

         Chase Bank of Texas, N.A.

         ABA #:            113000609
         Account #:        08805134543
         Credit:           Wingate Partners II, L.P.
         Reference:        Payment of Monitoring Fees or Expenses by Kevco, Inc.